UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2025

Accredited Solutions, Inc.
(Exact name of registrant as specified in its charter)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification Number)

20311 Chartwell Center Drive Suite 1469, Cornelius, North Carolina	28031
(Address of Principal Executive Offices)	(Zip Code)

800-947-9197

(Registrant’s telephone number, including area code)

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2025, Accredited Solutions, Inc., a Nevada corporation (the “Company”), entered into a Mutual Rescission Agreement with Craig Span (the “Rescission Agreement”), pursuant to which the parties agreed to rescind and cancel the Membership Interest Purchase Agreement dated October 25, 2024 (the “Purchase Agreement”). Under the Purchase Agreement, the Company had agreed to purchase all of the membership interests of Globetopper, LLC (“Globetopper”) from Mr. Span in consideration of $3,000,000 to be paid by the Company by the issuance to Mr. Span of a Closing Note in the principal amount of $3,000,000 (the “Closing Note”). The Closing Note, in turn, required payment by the Company to Mr. Span consisting of (i) $1,000,000 in cash, (ii) delivery of 1,000 shares of the Company’s Series B Preferred Stock (the “Shares”), and (iii) delivery of a $1,000,000 secured promissory note (the “Follow-on Note”).

Under the Rescission Agreement, the Purchase Agreement, Closing Note and Follow-on Note (and any other transaction agreements and the Shares) were each rescinded and cancelled, and the parties to the Purchase Agreement are to be returned to their positions prior to the Purchase Agreement.

The foregoing description of the Rescission Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rescission Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The disclosure in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Mutual Rescission Agreement, between Accredited Solutions, Inc. and Craig Span, dated June 16, 2025
104	Cover Page Interactive Data File

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* Filed herewith.

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SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDITED SOLUTIONS, INC.

Date: July 3, 2025	By:	/s/ Eduardo A. Brito
Eduardo A. Brito
Chief Executive Officer

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